Supplement Dated October 25, 2010 to the
Prospectus Dated April 27, 2010
of Javelin Exchange-Traded Trust
on behalf of its
JETS Dow Jones Islamic Market International Index Fund

This Supplement updates certain information contained in the above-dated Prospectus of the Javelin Exchange-Traded Trust (the “Trust”). You may obtain a copy of the Trust’s Prospectus free of charge, upon request, by calling toll-free 1-866-528-0029, by visiting the Trust’s website at www.jetsetfs.com, or by writing to JETS Exchange-Traded Funds, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

The following information should be read in conjunction with the Prospectus and Statement of Additional Information for the Fund listed above.

As of the close of business on October 22, 2010, the JETS Dow Jones Islamic Market International Index Fund was closed and liquidated.  References to the Fund in the Prospectus and Statement of Additional Information are hereby removed and should be disregarded.

If you would like additional information, including information about other JETS ETFs, please call 1-866-528-0029 or visit www.jetsetfs.com.